SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated April 30, 2012

Effective immediately, for the following Portfolio:

Marsico Focused Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for Marsico Capital Management, LLC (“Marsico”) all reference to A. Douglas Rao is deleted in its entirety.

Dated: August 10, 2012